EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Reconciliation of the income and share data used in the basic and diluted earnings per share computations
The following is a reconciliation of the income and share data used in the basic and diluted earnings per share (EPS) computations:

In millions, except per-share amounts	2015	2014	2013
Income from continuing operations before attribution of noncontrolling interests	$17,386	$7,504	$13,616
Less: Noncontrolling interests from continuing operations	90	192	227
Net income from continuing operations (for EPS purposes)	$17,296	$7,312	$13,389
Income (loss) from discontinued operations, net of taxes	(54)	(2)	270
Citigroup's net income	$17,242	$7,310	$13,659
Less: Preferred dividends(1)	769	511	194
Net income available to common shareholders	$16,473	$6,799	$13,465
Less: Dividends and undistributed earnings allocated to employee restricted and deferred shares with nonforfeitable rights to dividends, applicable to basic EPS	224	111	263
Net income allocated to common shareholders for basic EPS	$16,249	$6,688	$13,202
Add: Interest expense, net of tax, and dividends on convertible securities and adjustment of undistributed earnings allocated to employee restricted and deferred shares with nonforfeitable rights to dividends, applicable to diluted EPS	—	1	1
Net income allocated to common shareholders for diluted EPS	$16,249	$6,689	$13,203
Weighted-average common shares outstanding applicable to basic EPS	3,004.0	3,031.6	3,035.8
Effect of dilutive securities(3)
Options(2)	3.6	5.1	5.3
Other employee plans	0.1	0.3	0.5
Adjusted weighted-average common shares outstanding applicable to diluted EPS	3,007.7	3,037.0	3,041.6
Basic earnings per share(4)
Income from continuing operations	$5.43	$2.21	$4.26
Discontinued operations	(0.02)	—	0.09
Net income	$5.41	$2.21	$4.35
Diluted earnings per share(4)
Income from continuing operations	$5.42	$2.20	$4.25
Discontinued operations	(0.02)	—	0.09
Net income	$5.40	$2.20	$4.34

(1)	See Note 21 to the Consolidated Financial Statements for the potential future impact of preferred stock dividends.

(2)
During 2015, 2014 and 2013, weighted-average options to purchase 0.9 million, 2.8 million and 4.8 million shares of common stock, respectively, were outstanding but not included in the computation of earnings per share because the weighted-average exercise prices of $199.16, $153.91 and $101.11 per share, respectively, were anti-dilutive.

(3)
Warrants issued to the U.S. Treasury as part of the Troubled Asset Relief Program (TARP) and the loss-sharing agreement (all of which were subsequently sold to the public in January 2011), with exercise prices of $178.50 and $106.10 per share for approximately 21.0 million and 25.5 million shares of Citigroup common stock, respectively. Both warrants were not included in the computation of earnings per share in 2015, 2014 and 2013 because they were anti-dilutive.

(4)	Due to rounding, earnings per share on continuing operations and discontinued operations may not sum to earnings per share on net income.